UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

Texas Pacific Land Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-39804	75-0279735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific Avenue, Suite 2900,
Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214-969-5530

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

As further described under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Texas Pacific Land Corporation (the “Company”), and upon recommendation of the Board of Directors of the Company (the “Board”), the Company’s stockholder’s approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to require that the Company call a special meeting of the stockholders upon the written request of one or more stockholders who own at least 25% of the outstanding shares of Company’s common stock, par value $0.01 per share (“Common Stock”), and who satisfy certain procedures set forth in the Third Amended and Restated Bylaws (defined below). The Charter Amendment was previously approved by the Board, subject to stockholder approval at the Annual Meeting.

The Charter Amendment became effective upon its filing with the Secretary of State of the State of Delaware on November 12, 2024. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amended and Restated Bylaws

In connection with the Charter Amendment, on November 8, 2024, the Board approved and adopted the Third Amended and Restated Bylaws of the Company (the “Third Amended and Restated Bylaws”), which became effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware on November 12, 2024. The Third Amended and Restated Bylaws, among other things:

•	permit one or more stockholders who own at least 25% of the outstanding shares of Common Stock to require that the Company call a special meeting of the stockholders if such requesting stockholder(s) comply with the procedures set forth in the Third Amended and Restated Bylaws;

•	require that a special meeting request set forth information regarding the business proposed to be conducted at the special meeting and information regarding the requesting stockholder(s) that is similar to the information required in order for a stockholder to nominate directors or propose business at the Company’s annual meetings of stockholders;

•	require that the requesting stockholder(s) own 25% or more of the outstanding shares of Common Stock from the date of the request through the date of the special meeting;

•	specify that the Company will not be required to call a special meeting of stockholders if:

o	the requesting stockholder(s) do not comply with the procedures set forth in the Third Amended and Restated Bylaws;

o	the business requested to be conducted at the special meeting is not a proper subject for stockholder action under applicable law;

o	the business requested to be conducted at the special meeting is not included in the written request submitted to the Company;

o	notice of the requested special meeting is received during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders;

o	an identical or substantially similar item of business was presented at another meeting of stockholders held within 90 days prior to the Company receiving notice of the requested meeting;

o	the Board has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board determines that the business of such meeting includes an identical or substantially similar item of business; or

o	the requesting stockholder(s) revoke their request(s) such that the remaining request(s), if any, represent stockholders owning less than the 25% threshold;

•	provide that the business conducted at any special meeting requested by stockholders will be limited to the purposes stated in the request for the special meeting, but the Board may include additional matters for consideration; and

•	make various other updates, including ministerial and conforming changes.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on November 8, 2024. A total of 19,082,215 shares of Common Stock were present in person or represented by proxy at the Annual Meeting. The matters submitted for a vote and the related results are set forth below. A more detailed description of the proposals was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 24, 2024.

Proposal 1: Election of three Class I and three Class III directors to serve until the 2025 Annual Meeting of Stockholders.

Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Barbara J. Duganier (Class I)	12,881,078	1,328,101	144,401	4,728,634
Tyler Glover (Class I)	13,024,585	1,239,040	89,956	4,728,634
Karl F. Kurz (Class I)	12,705,349	1,501,275	146,957	4,728,634
Robert Roosa (Class III)	13,604,743	608,810	140,028	4,728,634
Murray Stahl (Class III)	12,729,953	1,547,951	75,677	4,728,634
Marguerite Woung-Chapman (Class III)	13,317,458	873,883	162,240	4,728,634

Proposal 2: Approval by non-binding advisory vote, of the executive compensation paid to the Company’s named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
12,512,329	1,694,784	146,468	4,728,634

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes Cast For	Votes Cast Against	Abstentions
18,680,021	176,396	225,798

Proposal 4: Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to give holders of 25% of Common Stock the right to request a special meeting of stockholders.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
14,019,079	234,340	100,162	4,728,634

Proposal 5: Consideration of a non-binding stockholder proposal regarding an amendment to the Company’s Clawback Policy.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
2,983,787	11,210,739	159,055	4,728,634

Proposal 6: Consideration of a non-binding stockholder proposal regarding stockholders’ ability to act by written consent.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
3,853,024	10,302,830	197,727	4,728,634

Proposal 7: Consideration of a non-binding stockholder proposal regarding the renomination of directors.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
2,584,671	11,654,573	114,337	4,728,634

No other matters were properly presented for consideration or stockholder action at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Texas Pacific Land Corporation.

3.2	Third Amended and Restated Bylaws of Texas Pacific Land Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Texas Pacific Land Corporation

Date: November 12, 2024	By:	/s/ Micheal W. Dobbs
	Name:	Micheal W. Dobbs
	Title:	SVP, General Counsel and Secretary